SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

DATE OF REPORT:
October 19, 2012
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047 04-2870273
(Commission File Number) (I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)

(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

As previously disclosed, on April 30, 2012 Independent Bank Corp. (the “Company”), the parent of Rockland Trust Company (“Rockland Trust”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Central Bancorp, Inc. (“Central”) pursuant to which the Company will acquire Central (the “Merger”) and Rockland Trust will acquire Central Co-operative Bank, the wholly-owned bank subsidiary of Central.

On October 22, 2012, the Company and Central issued a joint news release reporting the following in connection with the Merger:

•	All regulatory approvals relating to the Merger have been received and applicable regulatory waiting periods have expired as of October 19, 2012.

•	The deadline for Central shareholders to elect the form of merger consideration they wish to receive in connection with the Merger is 5:00 p.m., Eastern Time on November 1, 2012.

•
The final exchange ratio to be used in determining the number of shares of the Company’s common stock that will be issued to Central shareholders receiving stock consideration in the Merger has been determined in accordance with the Merger Agreement to be 1.0533 shares of the Company’s common stock in exchange for each share of Central common stock.

•	The Merger is anticipated to close on or about November 9, 2012.

A copy of the news release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

The transaction remains subject to the satisfaction of customary closing conditions.

Forward-Looking Statements:

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of the Company with the Securities Exchange Commission (the “SEC”), in press releases and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the acquisition of Central by the Company (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger; (ii) statements of plans, objectives and expectations of management or the Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses involved in the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (iii) revenues following the Merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (vi) local, regional, national and international economic conditions and the impact they may have on the parties to the Merger and their customers; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) shares of common stock outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or the parties and their subsidiaries individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv) rapid technological developments and changes; (xvi) the parties’ ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) the mix of products/services; (xiii) containing costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support the parties’ future businesses; and (xxvi) material differences in the actual financial results of merger and acquisition activities compared with expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information:

In connection with the Merger, the Company has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Central and a Prospectus of the Company, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You may obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Company and Central, at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents from the Company, free of charge, at www.RocklandTrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 982-6858.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following Exhibit is filed as part of this report:
Exhibit No.    Description

99.1	Joint News Release of Independent Bank Corp. and Central Bancorp, Inc. dated October 22, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: October 22, 2012	BY: /s/ Edward H. Seksay
Edward H. Seksay
General Counsel

EXHIBIT INDEX

Exhibit No.    Description

99.1	Joint News Release of Independent Bank Corp. and Central Bancorp, Inc. dated October 22, 2012.